SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Mar-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Mar-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Mar-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Mar-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Mar-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    314,722,506    2,092,416    1.82625%       447,037
 A-2  210,750,000    210,014,935     399,331     1.80625%       295,042
A-IO  273,650,000    272,863,469        0        6.66375%      1,540,331
 M-1  36,000,000     36,000,000         0        2.33625%       65,415
 M-2  20,500,000     20,500,000         0        3.23625%       51,600
 M-3   9,400,000      9,400,000         0        3.43625%       25,123
 B-1  18,750,000     18,750,000         0        4.58625%       66,883
 B-2   7,850,000      7,850,000         0        5.58625%       34,107
 B-3   6,250,000      6,250,000         0        5.63625%       27,398
  X   625,000,050    623,487,441        0                      1,073,497
  R       50              0             0        1.80625%          0
Total 625,000,050    623,487,441    2,491,747                  3,626,433

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         2,539,453         0      312,630,089
 A-2      N/A          694,373          0      209,615,604
A-IO      N/A         1,540,331         0      271,567,761
 M-1      0.00         65,415           0       36,000,000
 M-2      0.00         51,600           0       20,500,000
 M-3      0.00         25,123           0       9,400,000
 B-1      0.00         66,883           0       18,750,000
 B-2      0.00         34,107           0       7,850,000
 B-3      0.00         27,398           0       6,250,000
  X       N/A         1,073,497         0      620,995,694
  R       N/A             0             0           0
Total     0.00        6,118,181         0      620,995,694

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     6.63206406    1.41691629   8.04898035
 A-2   22541NZA0     1.89480878    1.39996119   3.29476996
A-IO   22541NZB8     0.00000000    5.62883559   5.62883559
 M-1   22541NZD4     0.00000000    1.81708333   1.81708333
 M-2   22541NZE2     0.00000000    2.51708341   2.51708341
 M-3   22541NZF9     0.00000000    2.67263936   2.67263936
 B-1   22541NZG7     0.00000000    3.56708320   3.56708320
 B-2   22541NZH5     0.00000000    4.34486115   4.34486115
 B-3   22541NZJ1     0.00000000    4.38375040   4.38375040
  X    22541NYY9     0.00000000    1.71759545   1.71759545
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    990.90361135
 A-2  0.00000000    994.61734017
A-IO  0.00000000    992.39086712
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    993.59303070
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  322,652,614  186,511,122     509,163,736
     Scheduled Principal               228,567      148,833         377,401
     Prepayments (Incls Curtail)     1,863,849      170,005       2,033,854
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0       80,493          80,493
     Total Principal Remittance      2,092,416      399,331       2,491,747
     Net Realized Losses                     0            0               0
Ending Balance                     320,560,198  186,111,791     506,671,989
Ending Count                             2,295        1,097           3,392

Aggregate End Coll Bal             372,130,139  248,865,555     620,995,694

Ending Overcollateralization Amount                                       0

Prefunding Account:
Beginning Balance                   51,569,941   62,753,764     114,323,705
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct              51,569,941   62,753,764     114,323,705

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,069,730    1,105,206       3,174,936
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     2,069,730    1,105,206       3,174,936
Capitalized Interest Account:
Beginning Balance                                                   907,717
less: Cap Int Require                  196,464      239,070         435,534
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                      472,183

Servicing Fee                          134,439       77,713         212,152
Trustee Fee                              1,076          622           1,697
Credit Risk Manager Fee                  4,705        2,720           7,425
LPMI                                         0           41              41


Current Advances as of determination date                         1,594,187
Outstanding Advances  (end of prior calendar month)                 782,037

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     41             5,530,050      9         1,302,493
Grp 2     18             3,045,018      3           306,894
Total     59             8,575,068     12         1,609,387
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      0                     0
Grp 2      1               278,925
Total      1               278,925
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,295         320,560,198
Grp 2    1,097         186,111,791
Total    3,392         506,671,989

     Foreclosure
Grp 1    Count              Balance
Grp 2      6               507,669
Total      3               437,452
           9               945,121
     Bankruptcy
         Count              Balance
Grp 1      4               615,948
Grp 2      1                96,674
Total      5               712,622

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                          5
Prin Bal of Loans for which Prepay Prems were collected             743,060
Current amount of Prepayment Premiums                                25,086

Current Delinquency Rate (60+days)                                  0.57103%
Rolling Three Month Delinquency Rate (60+days)                      0.37627%

Number of Loans Repurchased                                               1
Principal Balance of Loans Repurchased                               80,493

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     351
Weighted Average Gross Coupon of Mortgage Loans                     7.98281%
Weighted Average Net Coupon of Mortgage Loans                       7.46101%

Aggregate number of Mortgage Loans in the pool                        3,392

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      15.83833%

Net Excess Spread                                                   0.88018%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       9,375,001




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA